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                                                                   EXHIBIT  23

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Goodheart-Willcox Company, Inc.:

     We consent to the incorporation by reference of our report dated May 30, 1998, accompanying the consolidated financial statements of The
Goodheart-Willcox Company, Inc., included in the 1998 Annual Report to Stockholders, in the Annual Report on Form 10-K for the year ended April 30, 1998.





                                        GRANT THORNTON LLP




Chicago, Illinois

July 14, 1998.